SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

DUTCH GOLD RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-72163	58-2550089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road Suite 1500 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 419-2440

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 17, 2012, Dutch Gold Resources Inc. (the "Registrant") conducted a press conference at NASDAQ MarketSite in New York, New York. At the conference, the Registrant made available the presentation materials attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Dutch Gold Resources, Inc. Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH GOLD RESOURCES, INC.
(Registrant)

Date: May 17, 2012
	By:	/s/ Daniel W. Hollis
Name: Daniel W. Hollis
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dutch Gold Resources, Inc. Presentation Materials